MUTUAL RELEASE AND WAIVER BETWEEN
             SPECTRUM INFORMATION TECHNOLOGIES, INC. AND ALBERT D. PANICO


       This Mutual Release and Waiver is made as of the ___ day of January, 1996 between Albert D. Panico ("Panico") and Spectrum Information Technologies, Inc. (the "Company").

       WHEREAS, Panico and Company have entered into an Employment Agreement, dated August 13, 1993 (the"Employment Agreement"), pursuant to which Company may have incurred, and may in the future incur, certain obligations to Panico;

       WHEREAS, the Employment Agreement provides for the employment of Panico by Company, and Panico has been an employee of Company, since the date of the Employment Agreement;

       WHEREAS, Panico may have incurred certain obligations to Company in connection with his service as an employee of Company;

       WHEREAS, Panico and the Company, in consideration of the mutual agreements and covenants set forth herein, desire to release each other from the Employment Agreement on the terms and conditions of this Mutual Release and Waiver;

       NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


I.     MUTUAL RELEASE AND WAIVER

             PANICO AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE COMPANY AND ITS OFFICERS, AGENTS, EMPLOYEES, GUARANTORS, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "SPECTRUM GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR
UNKNOWN, WHICH PANICO, HIS HEIRS, SUCCESSORS, OR ASSIGNS HAVE, OR MAY NOW
OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE SPECTRUM GROUP AND ANY
AND ALL LIABILITY WHICH ANY MEMBER OF THE SPECTRUM GROUP HAS, OR MAY NOW
OR IN THE FUTURE HAVE TO PANICO, WHETHER DENOMINATED CLAIMS, DEMANDS,
CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT, ARRANGEMENT OR PRACTICE OF OR WITH ANY MEMBER OF THE
SPECTRUM GROUP (INCLUDING ANY INDEMNIFICATION AGREEMENT OR OBLIGATION) OR
ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER,
CAUSE OR THING WHATSOEVER FROM THE BEGINNING OT THE WORLD TO THE DATE OF
THIS MUTUAL RELEASE AND WAIVER, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS THAT ARISE OUT OF OR RELATE TO (i) PANICO'S RELATIONSHIP WITH THE SPECTRUM GROUP, (ii) THE TERMINATION OF SUCH RELATIONSHIP OR (iii) THE EMPLOYMENT AGREEMENT, BUT EXCLUDING (i) ANY CLAIMS, IF ANY, MADE FOR INDEMNIFICATION PURSUANT TO PARAGRAPH 8 OF THE EMPLOYMENT AGREEMENT AND
(ii) PANICO'S RIGHTS TO PURCHASE COMMON STOCK PURSUANT TO PRESENTLY VESTED OPTIONS ISSUED TO PANICO TO PURCHASE THE COMPANY'S COMMON STOCK IN
ACCORDANCE WITH THE TERMS OF THE PLAN UNDER WHICH SUCH OPTIONS HAVE BEEN GRANTED AND THE TREATMENT OF SUCH OUTSTANDING OPTIONS IN THE COMPANY'S
PLAN OF REORGANIZATION. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES OR PUNITIVE DAMAGES. PANICO FURTHER AGREES (i) THAT
HE WILL NOT FILE OR PERMIT TO BE FILED ON HIS BEHALF ANY SUCH CLAIM AND (ii) THAT HE AND THE COMPANY WILL EACH EXECUTE A GENERAL RELEASE SUBSTANTIALLY
IN THE FORM EXECUTED BY OTHER FORMER OFFICERS AND DIRECTORS WITH RESPECT
TO INDEMNIFICATION IN CONNECTION WITH SETTLEMENT OF THE CLASS ACTION DESCRIBED IN PARAGRAPH II BELOW.

       THE SPECTRUM GROUP AGREES TO RELEASE, REMISE, ACQUIT AND DISCHARGE PANICO AND HIS HEIRS, SUCCESSORS AND ASSIGNS (THE "PANICO GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH THE SPECTRUM GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE, AGAINST ANY MEMBER OF THE PANICO GROUP AND ANY AND ALL LIABILITY WHICH ANY MEMBER OF THE PANICO GROUP HAS, OR MAY NOW OR IN THE FUTURE HAVE TO THE GLOBAL GROUP, WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES, ARISING FROM ANY AND ALL BASES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS UNDER ANY POLICY, AGREEMENT, OR ARRANGEMENT OR ANY FEDERAL, STATE, OR LOCAL LAW OR REGULATION, RELATING TO ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO THE DATE OF THIS MUTUAL RELEASE AND WAIVER, BUT EXCLUDING ANY RIGHT TO SETOFF OR COUNTERCLAIM AS TO A CLAIM FOR INDEMNIFICATION BY PANICO. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED. THE SPECTRUM GROUP FURTHER AGREES THAT IT WILL NOT FILE OR PERMIT TO BE FILED ON ITS BEHALF ANY SUCH CLAIM.

II.    Representations and Warranties of Panico

       In order to induce the Company to execute and perform this agreement, Panico does hereby represent and warrant the he is not aware of any pending claims, whether asserted, unasserted or otherwise, that would give rise to a claim for indemnification under Paragraph 8 of the Employment Agreement other than the class action litigation entitled In re Spectrum Information Technologies, Inc. Securities Litigation, (U.S.D.C. Eastern District of New York, Civil Action No. 93-2295).

III.   Identified Consideration

       In consideration for the mutual release evidenced hereby, the Company shall within seven (7) days following bankruptcy court approval of this agreement as set forth in paragraph V(c) pay Panico the sum of one hundred and thirty thousand dollars ($130,000.00) subject to applicable withholding and taxes and the Company shall pay the premiums associated with Panico's medical and dental benefits plans as generally offered to its employees for a period of twelve (12) months from the effective date of this agreement. Panico acknowledges and agrees that the foregoing amounts are in addition to any amount to which he would otherwise be entitled from the Company.


IV.    No Admission

             (a) The Company admits no liability of any sort to Panico, and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by the Spectrum Group.

             (b) Panico admits no liability of any sort to the Company, and nothing herein is intended to, or shall be deemed to, constitute an admission of liability of any kind by Panico.


V.     Third-Party Beneficiary Rights

       Panico agrees that the terms of this Mutual Release and Waiver shall inure to the benefit of and shall be enforceable by each member of the Spectrum Group, each of whom is intended to be a third-party beneficiary hereof, and its respective successors and assigns.


VI.    General Provisions

             (a) This Mutual Release and Waiver constitutes the entire understanding of Company and Panico with respect to the subject matter hereof, and supersedes all prior understandings, written or oral, except as expressly provided herein. The terms of this Mutual Release and Waiver may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of this Mutual Release and Waiver shall not be deemed a waiver of such provision or any other provision hereof.
In the event that any provision of this Mutual Release and Waiver is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

             (b) This Mutual Release and Waiver shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of New York without reference to the principles and conflicts of law.
The courts of New York shall have jurisdiction to entertain any action arising hereunder.

             (c) Panico acknowledges that he has been given more than 21 days to consider this agreement and eight days to revoke his agreement hereto.

             (d) The Company and Pancio acknowledge that the Company shall file an application with the United States Bankruptcy Court for the Eastern District of New York to enter an Order approving the within agreement in the Company's pending bankruptcy case, In re Spectrum Information Technologies, Inc. et al., Debtors (Proc. Consol. Case No. 95-
10690).

             (e) The Company believes that approval of the within agreement is in its best interest, and in the best interest of its bankruptcy estate and creditors. The Company and Panico acknowledge that unless and until the within Release and Waiver is approved by the Bankruptcy Court on or before January 31, 1996 the terms hereof are not effective. In the event that the Release and Waiver is not approved by the bankruptcy court by January 31, 1996, Panico expressly reserves the right to file a proof of claim, the filing of which, the Company agrees, will not unduly prejudice it or the estate, and will not unduly delay the administration of the bankruptcy case, and the Company expressly reserves its right to object to or seek to disallow such claim for any other reason.


VII.   Knowing and Voluntary Waiver

             Panico and the Company each agree and acknowledge that they have read this Mutual Release and Waiver, have consulted with an attorney of his or its choosing with respect hereto and completely understands the terms and consequences hereof and that the execution of this Mutual Release and Waiver is his or its knowing, free and voluntary act.





                                 ______________________________________
                                 Albert D. Panico


                                 SPECTRUM INFORMATION TECHNOLOGIES, INC.


                                 ______________________________________
                                 By:  Donald J. Amoruso,
                                      Chief Executive Officer